UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7642

Name of Fund: MuniAssets Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniAssets
      Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 05/31/03

Date of reporting period: 06/01/02 - 05/31/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers

Annual Report
May 31, 2003

MuniAssets
Fund, Inc.

www.mlim.ml.com

                              MuniAssets Fund, Inc.

Managed Dividend
Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The
Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

Important Tax
Information
(unaudited)

All of the net investment income distributions paid monthly by MuniAssets Fund, Inc. during the taxable year ended May 31, 2003 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

                                             MuniAssets Fund, Inc., May 31, 2003

DEAR SHAREHOLDER

For the year ended May 31, 2003, MuniAssets Fund, Inc. had a net annualized yield of 6.53%, based on a year-end per share net asset value of $11.94 and $.779 per share income dividends. Over the same period, the Fund's total investment return was +1.61%, based on a change in per share net asset value from $12.55 to $11.94, and assuming reinvestment of $.779 per share ordinary income dividends.

For the six-month period ended May 31, 2003, the Fund's total investment return was +3.54%, based on a change in per share net asset value from $11.92 to $11.94, and assuming reinvestment of $.390 per share income dividends.

For a description of the Fund's total investment return based on a change in the per share market value (as measured by the trading price of the Fund's share on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the Fund's market value can vary significantly from total investment return based on changes in the Fund's net asset value.

The Municipal Market Environment

During the six months ended May 31, 2003, long-term interest rates generally decreased with the bulk of this decline occurring in April and May. Early in the period, geopolitical tensions and volatile equity valuations continued to overshadow economic fundamentals as they have for most of the last 12 months. In December 2002, the U.S. Commerce Department announced that third-quarter 2002 real U.S. gross domestic product grew at a 4% rate, well above the 1.3% rate exhibited during the second quarter of 2002. Despite this, and other examples of positive economic activity, U.S. Treasury bond yields declined more than 25 basis points (.25%) to 4.75% by late December as investors became increasingly concerned about potential military conflicts with both Iraq and North Korea.

International political tensions moderated somewhat in early 2003 and U.S. equity markets rallied strongly in reaction to President Bush's proposed economic stimulus/tax-reduction proposal. By mid-January 2003, U.S. Treasury bond yields rose to above 5% on expectations of stronger U.S. economic growth later in 2003. Reacting to disappointing 2002 holiday sales and corporate managements' attempts to scale back analysts' expectations of future earnings, equity markets were unable to maintain their earlier gains. By the end of February 2003, the Standard & Poor's (S&P) 500 Index had declined by approximately 10%. Fearing an eventual U.S./Iraq military confrontation, investors again sought the safety of U.S. Treasury obligations and the prices of fixed income issues rose. By the end of February 2003, U.S. Treasury bond yields had declined to 4.67%.

Bond yields continued to fall into early March. Once direct U.S. military action against Iraq began, however, bond yields quickly rose. Prior uncertainty surrounding the Iraqi situation was obviously removed and early U.S. military successes fostered the hope that hostilities would be quickly and positively concluded. Concurrently, the S&P 400 Index rose over 6% as investors, in part, sold fixed income issues to purchase equities in anticipation of a strong U.S. economic recovery once the Iraqi conflict was resolved. By mid-March, U.S. Treasury bond yields again rose above 5%. However, there was growing sentiment that hostilities may not be resolved in a matter of weeks, and U.S. Treasury bond yields again declined to end the month at 4.81%.

For the six months ended May 31, 2003, long-term U.S. Treasury bond yields ratcheted back to near 5% by mid-April as U.S. equity markets continued to improve and the safehaven premium U.S. Treasury issues had commanded prior to the beginning of the Iraqi conflict continued to be withdrawn. However, with the swift, positive resolution of the Iraqi war, investors quickly resumed their focus on the fragile U.S. economic recovery. Business activity in the United States has remained sluggish, especially job creation. Investors have also been concerned that the recent SARS outbreak would have a material, negative impact on world economic conditions, especially in China and Japan. First-quarter 2003 U.S. gross domestic product was released in late April initially estimating U.S. economic activity to be growing at 1.60%, well below many analysts' assessments. These factors, as well as the possibility that the Federal Reserve Board could again lower short-term interest rates to encourage more robust U.S. economic growth, pushed bond prices higher during the last two weeks of the period. By April 30, 2003, long-term U.S. Treasury bond yields had declined to almost 4.75%.

At its early May meeting, the Federal Reserve Board left the short-term interest rate target unchanged at 1.25%, its lowest level in more than 40 years. In its accompanying statement, the Federal Reserve Board noted that while the pace of U.S. economic growth was likely to expand going forward, the "probability of an unwelcome substantial fall in inflation" was a matter of greater concern. Many fixed income investors quickly concluded that since the Federal Reserve Board's focus was now centered on preventing future deflation, additional reduction in short-term interest rates could be expected. Given already low nominal interest rates, these investors also believed that the Federal Reserve Board was likely to purchase longer-term U.S. Treasury issues to push bond yields lower to further stimulate U.S. economic activity, especially the already-vibrant housing industry. These factors combined to trigger a major bond rally for the remainder of the month. At the end of May 2003, long-term U.S. Treasury bond yields fell to approximately 4.375%, a decline of approximately 40 basis points during the month. For the past six months, long-term U.S. Treasury bond yields declined over 65 basis points to their lowest levels since the early 1960s.

During the period ended May 31, 2003, long-term tax-exempt bond yields also fell. However, yield volatility was reduced relative to that seen in U.S. Treasury issues, as municipal bond prices were much less sensitive to worldwide geopolitical pressures both on a daily and weekly basis. Tax-exempt bond prices generally followed their taxable counterparts higher, responding to a more positive U.S. fixed income environment and continued slow economic growth. Municipal bond yields generally declined through February 2003. At February 28, 2003, long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell to approximately 5.05%. However, similar to U.S. Treasury bond yields, once military action began in Iraq, municipal bond yields rose sharply to nearly 5.20% before declining to approximately 4.80% by the end of May. For the past six months, long-term tax-exempt bond yields fell approximately 45 basis points, slightly less than U.S. Treasury obligations.

A number of factors combined to generate consistently strong demand for municipal bonds throughout the six-month period ended May 31, 2003. Generally weak U.S. equity markets supported continued positive demand for tax-exempt products as investors sought the relative security of fixed income issues. Also, with tax-exempt money market rates near 1%, the demand for longer maturity municipal issues increased as investors opted to buy longer maturity issues rather than remain in cash reserves. Additionally, investors received approximately $30 billion in January 2003 from bond maturities, coupon income and proceeds from early redemptions. An additional $50 billion in similar monies are expected to be received from June to August 2003. However, these positive demand factors have not been totally able to offset the increase in tax-exempt new-issue supply, preventing more significant declines in tax-exempt bond yields. This modest underperformance served to make municipal bonds a particularly attractive purchase relative to their taxable counterparts. Throughout most of the yield curve, municipal bonds have been available for purchase at yields near or exceeding those of comparable Treasury issues. Compared to their recent historical averages of 82% - 88% of U.S. Treasury yields, municipal bond yield ratios in their current 95% - 105% range are likely to prove attractive to long-term investors.

Declining U.S. equity markets and escalating geopolitical pressures have resulted in reduced economic activity and consumer confidence. It is important to note that, despite all the recent negative factors impeding the growth of U.S. businesses, the U.S. economy still grew at an approximate 2.50% rate for all of 2002, twice that of 2001. Similar expansion is expected


                                      2 & 3

                                             MuniAssets Fund, Inc., May 31, 2003

for early 2003. Lower oil prices, reduced geopolitical uncertainties, increased Federal spending for defense, and a sizeable proposed Federal tax cut are all factors that should promote stronger economic growth later this year. However, it is questionable to expect that business and investor confidence can be so quickly restored as to trigger dramatic, explosive U.S. economic growth and engender associated, large-scale interest rate increases. The resumption of solid economic growth is likely to be a gradual process accompanied by equally graduated increases in bond yields. Moderate economic growth, especially within a context of negligible inflationary pressures, should not greatly endanger the positive fixed income environments tax-exempt products currently enjoy.

Portfolio Strategy

Since our last report to shareholders, the Fund's relative performance benefited from resurgent demand for high-yield municipal bonds. Since much of this improvement occurred during the latter portion of the period, it provided some respite from the turbulent conditions prevalent for much of the year. Nevertheless, annual performance results were dominated by the sharp deterioration in the high-yield market brought about by mounting concerns over geopolitical risk and a weak domestic economy.

More specifically, the portfolio was negatively affected by its exposure to corporate-related tax-exempt debt. Industrial development bonds issued by corporations comprise a significant component of the high-yield municipal market and, at almost 40% of portfolio assets, represent the Fund's largest sector concentration. Although exposure within this category is diversified across various industries, many of these holdings are sensitive to the economic cycle and therefore came under pressure amidst the broad-based decline in corporate earnings.

Portfolio activity largely reflected our goal of achieving greater diversification of the portfolio's holdings and our seeking to generate a more competitive distribution yield. To that end, additional progress was made through the reduction in exposure to general unsecured obligations of Host Marriott Corporation, representing one of the Fund's largest exposures. Concern about heightened tensions on the Korean peninsula led us to reduce the Fund's exposure to senior unsecured debt of Samsung Electronics Co., Ltd., a subsidiary of the giant Korean conglomerate. We continued to maintain an underweighted exposure in the tobacco sector in recognition of litigation risk. Notwithstanding the significant victory for the tobacco industry embodied in the recent Engles decision in Florida, prudence suggests ongoing caution is appropriate both in terms of litigation and pending supply. Remaining activity was characterized by efforts to enhance yield through transactions that capitalize on pockets of demand that occur in an otherwise fairly illiquid high-yield tax-exempt marketplace.

In the months ahead, our strategy will continue to focus on the general themes of increased diversification and yield enhancement. Apart from industrial development bonds, the Fund's largest concentration is in land-secured special tax-backed obligations for both commercial and residential real estate projects across a broad geographical spectrum. This overweighting reflects an assessment that the strong potential for projects in selected localities involving developers with proven track records provides a significant investment opportunity for the portfolio. Apart from the airlines, other significant concentrations included positions in senior living and long-term care projects, non-profit hospitals and investor-owned utilities. The health care sector experienced credit stabilization among an environment of improving fundamentals and strong demographic trends. Credit spreads remain attractive and, in our opinion, this sector offers a compelling source of value and liquidity in addition to providing the means to enhance portfolio yield. In a broader sense, the portfolio is poised to benefit from an economic recovery with corporate cyclical exposure across a variety of industries that include airlines, paper, lodging and chemicals. Valuations for these securities have recovered significantly in recent weeks, reflecting perhaps a higher degree of risk tolerance, as investors grow more optimistic about corporate earnings. To the extent these expectations are realized, we believe the Fund's performance is likely to benefit from these asset allocation decisions.

In Conclusion

We appreciate your ongoing interest in MuniAssets Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

June 25, 2003

ABOUT INVERSE FLOATERS

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.


                                     4 & 5

                                             MuniAssets Fund, Inc., May 31, 2003

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                          S&P    Moody's   Face
STATE                   Ratings  Ratings  Amount    Municipal Bonds                                                         Value
===================================================================================================================================
Alabama--1.0%            B       NR*    $ 2,420     Brewton, Alabama, IDB, PCR, Refunding (Container Corporation
                                                    of America--Jefferson Smurfit Corp. Project), 8% due 4/01/2009         $  2,491
===================================================================================================================================
Alaska--0.6%             NR*     NR*      1,525     Alaska Industrial Development and Export Authority Revenue Bonds
                                                    (Williams Lynxs Alaska Cargoport), AMT, 7.80% due 5/01/2014               1,579
===================================================================================================================================
Arizona--5.8%            B+      Ba3        625     Apache County, Arizona, IDA, PCR, Refunding (Tucson Electric
                                                    Power Co. Project), Series B, 5.875% due 3/01/2033                          573
                                                    Coconino County, Arizona, Pollution Control Corporation, Revenue
                                                    Refunding Bonds (Tucson Electric Power--Navajo):
                         B+      Ba3      3,000       AMT, Series A, 7.125% due 10/01/2032                                    3,083
                         B+      Ba3      2,500       Series B, 7% due 10/01/2032                                             2,585
                         NR*     NR*      2,385     Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Sun
                                                    King Apartments Project), Sub-Series C, 9.50% due 11/01/2031              2,071
                         NR*     Ca       7,600     Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                                    (America West Airlines Inc. Project), AMT, 6.30% due 4/01/2023            2,553
                         B+      Ba3      1,815     Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds
                                                    (Tucson Electric Power Company Project), Series C, 6%
                                                    due 9/01/2029                                                             1,715
                         NR*     NR*      1,530     Show Low, Arizona, Improvement District No. 5, Special Assessment
                                                    Bonds, 6.375% due 1/01/2015                                               1,624
===================================================================================================================================
Colorado--8.1%           AAA     NR*      2,000     Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                                    Series D, 7.75% due 11/15/2013 (a)                                        2,599
                         NR*     Baa2     3,000     Denver, Colorado, Urban Renewal Authority, Tax Increment and
                                                    Allocation Bonds, AMT, 7.75% due 9/01/2017                                3,255
                         NR*     Baa2     2,500     Denver, Colorado, Urban Renewal Authority, Tax Increment Revenue
                                                    Bonds (Pavilions), AMT, 7.75% due 9/01/2016                               2,713
                                                    Elk Valley, Colorado, Public Improvement Revenue Bonds (Public
                                                    Improvement Fee):
                         NR*     NR*      1,890       Series A, 7.10% due 9/01/2014                                           1,959
                         NR*     NR*      2,095       Series A, 7.30% due 9/01/2022                                           2,171
                         NR*     NR*      1,000       Series B, 7% due 9/01/2031                                              1,029
                         NR*     NR*      2,360     Lincoln Park, Colorado, Metropolitan District, GO, Refunding,
                                                    7.75% due 12/01/2026                                                      2,472
                         NR*     NR*      1,760     North Range, Colorado, Metropolitan District Number 1, GO, 7.25%
                                                    due 12/15/2031                                                            1,790
                         BB+     Ba1      1,635     Northwest Parkway, Colorado, Public Highway Authority Revenue
                                                    Bonds, First Tier, Sub-Series D, 7.125% due 6/15/2041                     1,721
===================================================================================================================================
Connecticut--2.5%        NR*     NR*      3,490     Connecticut State Development Authority, IDR (AFCO Cargo BDL-LLC
                                                    Project), AMT, 8% due 4/01/2030                                           3,614
                         NR*     B1       2,535     New Haven, Connecticut, Facility Revenue Bonds (Hill Health
                                                    Corporation Project), 9.25% due 5/01/2017                                 2,580
===================================================================================================================================
Florida--6.6%            NR*     NR*        840     Arbor Greene Community Development District, Florida, Special
                                                    Assessment Revenue Bonds, 7.60% due 5/01/2018                               885
                         NR*     NR*      1,860     Bonnet Creek Resort, Florida, Community Development District,
                                                    Special Assessment Revenue Bonds, 7.50% due 5/01/2034                     1,960
                         NR*     NR*      1,130     Capital Projects Finance Authority, Florida, Continuing Care
                                                    Retirement Revenue Bonds (Glenridge on Palmer Ranch), Series A,
                                                    8% due 6/01/2032                                                          1,164
                         NR*     NR*        865     Grand Haven Community Development District, Florida, Special
                                                    Assessment Bonds, Series B, 6.90% due 5/01/2019                             880
                         NR*     NR*        500     Harbor Bay, Florida, Community Development District, Capital
                                                    Improvement Special Assessment Revenue Bonds, Series A, 7%
                                                    due 5/01/2033                                                               518
                         NR*     NR*      2,000     Hillsborough County, Florida, IDA, Exempt Facilities Revenue
                                                    Bonds (National Gypsum), AMT, Series A, 7.125% due 4/01/2030              2,040
                         NR*     NR*      2,350     Orlando, Florida, Urban Community Development District, Capital
                                                    Improvement Special Assessment Bonds, Series A, 6.95%
                                                    due 5/01/2033                                                             2,421
                         NR*     NR*        930     Palm Beach County, Florida, HFA, M/F Housing Revenue Bonds (Lake
                                                    Delray Apartment Project), AMT, Series A, 6.40% due 1/01/2031               882
                         NR*     NR*      5,665     Parkway Center, Florida, Community Development District, Special
                                                    Assessment Refunding Bonds, Series B, 8% due 5/01/2010 (b)                4,362
                         NR*     NR*        970     Waterchase, Florida, Community Development District, Capital
                                                    Improvement Revenue Bonds, Series A, 6.70% due 5/01/2032                    996
===================================================================================================================================
Georgia--1.3%            NR*     NR*      3,000     Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic Station
                                                    Project), 7.90% due 12/01/2024                                            3,132
===================================================================================================================================
Idaho--0.4%              NR*     NR*      1,000     Idaho Health Facilities Authority, Revenue Refunding Bonds
                                                    (Valley Vista Care Corporation), Series A, 7.75% due 11/15/2016           1,029
===================================================================================================================================
Illinois--5.6%           CC      Caa2     4,000     Chicago, Illinois, O'Hare International Airport, Special Facility
                                                    Revenue Refunding Bonds (American Airlines Inc. Project), 8.20%
                                                    due 12/01/2024                                                            1,560
                         NR*     NR*        600     Chicago, Illinois, Special Assessment Bonds (Lake Shore East),
                                                    6.75% due 12/01/2032                                                        605
                                                    Illinois Development Finance Authority Revenue Bonds (Primary
                                                    Health Care Centers Facilities Acquisition Program):
                         NR*     NR*      1,255       7.50% due 12/01/2006                                                    1,326
                         NR*     NR*      3,195       7.75% due 12/01/2016                                                    3,474
                         NR*     NR*      2,000     Illinois Educational Facilities Authority, Revenue Refunding
                                                    Bonds (Chicago Osteopathic Health System), 7.25%
                                                    due 11/15/2019 (c)                                                        2,045
                                                    Illinois Health Facilities Authority Revenue Bonds:
                         BBB+    NR*      1,000       (Community Hospital of Ottawa Project), 6.75% due 8/15/2014             1,041
                         BBB+    NR*      2,000       (Community Hospital of Ottawa Project), 6.85% due 8/15/2024             2,066
                         NR*     Ba3      2,150       (Holy Cross Hospital Project), 6.70% due 3/01/2014                      1,522
===================================================================================================================================
Indiana--0.7%            NR*     NR*      2,000     Indianapolis, Indiana, M/F Revenue Bonds (Lake Nora Fox Club
                                                    Project), Series B, 7.50% due 10/01/2029                                  1,696
===================================================================================================================================
Iowa--1.1%               NR*     NR*      2,300     Iowa Finance Authority, Health Care Facilities, Revenue Refunding
                                                    Bonds (Care Initiatives Project), 9.25% due 7/01/2025                     2,737
===================================================================================================================================

Portfolio
Abbreviations

To simplify the listings of MuniAssets Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
EDA     Economic Development Authority
GO      General Obligation Bonds
HFA     Housing Finance Agency
IDA     Industrial Development Authority
IDB     Industrial Development Board
IDR     Industrial Development Revenue Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
VRDN    Variable Rate Demand Notes


                                     6 & 7

                                             MuniAssets Fund, Inc., May 31, 2003

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                          S&P    Moody's   Face
STATE                   Ratings  Ratings  Amount    Municipal Bonds                                                         Value
===================================================================================================================================
Kentucky--0.8%           NR*     NR*    $ 2,850     Kenton County, Kentucky, Airport Board, Special Facilities
                                                    Revenue Bonds (Mesaba Aviation Inc. Project), AMT, Series A,
                                                    6.70% due 7/01/2029                                                    $  2,066
===================================================================================================================================
Louisiana--3.1%          BB-     NR*      7,500     Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                                    Company Project), 7.50% due 7/01/2013                                     7,619
===================================================================================================================================
Maine--0.5%              BB+     Ba1      1,160     Maine Finance Authority, Solid Waste Recycling Facilities Revenue
                                                    Bonds (Great Northern Paper Project--Bowater), AMT, 7.75%
                                                    due 10/01/2022                                                            1,162
===================================================================================================================================
Maryland--1.9%           NR*     NR*      1,930     Maryland State Economic Development Corporation, Revenue
                                                    Refunding Bonds (Baltimore Association for Retarded
                                                    Citizens--Health and Mental Hygiene Program), Series A,7.75%
                                                    due 3/01/2025                                                             2,023
                         NR*     NR*      2,500     Maryland State Energy Financing Administration, Limited
                                                    Obligation Revenue Bonds (Cogeneration--AES Warrior Run), AMT,
                                                    7.40% due 9/01/2019                                                       2,564
===================================================================================================================================
Massachusetts--3.5%      BB+     NR*      1,680     Massachusetts State Development Finance Agency, Revenue Refunding
                                                    Bonds (Eastern Nazarine College), 5.625% due 4/01/2029                    1,312
                         NR*     NR*      1,801     Massachusetts State Health and Educational Facilities Authority
                                                    Revenue Bonds (New England Memorial Hospital Project), Series C,
                                                    7% due 4/01/2014 (b)                                                        108
                                                    Massachusetts State Health and Educational Facilities Authority,
                                                    Revenue Refunding Bonds:
                         NR*     Ba2      2,220       (Bay Cove Human Services Issue), Series A, 5.90% due 4/01/2028          1,984
                         NR*     Ca       2,168       (New England Memorial Hospital), Series B, 6.125%
                                                      due 7/01/2013 (b)                                                         130
                         BBB     NR*      1,000     Massachusetts State Industrial Finance Agency, Resource Recovery
                                                    Revenue Refunding Bonds (Ogden Haverhill Project), AMT, Series A,
                                                    5.60% due 12/01/2019                                                        930
                         NR*     Aaa      3,845     Massachusetts State Industrial Finance Agency, Revenue Refunding
                                                    Bonds (Bay Cove Human Services Inc.), 8.375% due 4/01/2004 (c)            4,079
===================================================================================================================================
Michigan--0.3%           BBB-    Ba1      1,000     Michigan State Hospital Finance Authority, Revenue Refunding
                                                    Bonds (Detroit Medical Center Obligation Group), Series A, 6.50%
                                                    due 8/15/2018                                                               793
===================================================================================================================================
Minnesota--0.8%          NR*     NR*      1,770     Saint Paul, Minnesota, Port Authority, Hotel Facility Revenue
                                                    Bonds (Radisson Kellogg Project), Series 2, 7.375% due 8/01/2029          1,831
===================================================================================================================================
Missouri--0.7%                                      Fenton, Missouri, Tax Increment Revenue Refunding and Improvement
                                                    Bonds (Gravois Bluffs):
                         NR*     NR*        645       6.75% due 10/01/2015                                                      674
                         NR*     NR*      1,000       7% due 10/01/2021                                                       1,092
===================================================================================================================================
New Jersey--13.5%                                   Camden County, New Jersey, Improvement Authority, Lease Revenue
                                                    Bonds (Holt Hauling & Warehousing), AMT, Series A (b):
                         NR*     NR*      5,600       9.625% due 1/01/2011                                                    1,103
                         NR*     NR*      5,800       9.875% due 1/01/2021                                                    1,143
                         CCC     B2       1,395     Camden County, New Jersey, Pollution Control Financing Authority,
                                                    Solid Waste Resource Recovery Revenue Bonds, Series D, 7.25%
                                                    due 12/01/2010                                                            1,338
                                                    Camden County, New Jersey, Pollution Control Financing Authority,
                                                    Solid Waste Resource Recovery Revenue Refunding Bonds, AMT:
                         CCC     B2       9,000       Series A, 7.50% due 12/01/2010                                          8,502
                         CCC     B2       1,490       Series B, 7.50% due 12/01/2009                                          1,408
                         NR*     NR*        500     New Jersey EDA, First Mortgage Revenue Bonds (The Presbyterian
                                                    Home), Series A, 6.25% due 11/01/2020                                       507
                         NR*     Ba3      2,500     New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel),
                                                    7% due 10/01/2014                                                         2,487
                                                    New Jersey EDA, Retirement Community Revenue Bonds, Series A:
                         NR*     NR*      1,665       (Cedar Crest Village Inc. Facility), 7.25% due 11/15/2021               1,752
                         NR*     NR*      5,800       (Seabrook Village Inc.), 8.125% due 11/15/2023                          6,139
                         B       Caa2     2,000     New Jersey EDA, Special Facility Revenue Bonds (Continental
                                                    Airlines Inc. Project), AMT, 6.25% due 9/15/2019                          1,526
                         BB+     NR*      1,255     New Jersey Health Care Facilities Financing Authority Revenue
                                                    Bonds (Pascack Valley Hospital Association), 6.625% due 7/01/2036         1,268
                         BBB-    Baa3     1,500     New Jersey Health Care Facilities Financing Authority, Revenue
                                                    Refunding Bonds (Trinitas Hospital Obligation Group), 7.40%
                                                    due 7/01/2020                                                             1,698
                         A-      Baa2     4,325     Tobacco Settlement Financing Corporation of New Jersey Revenue
                                                    Bonds, 6.75% due 6/01/2039                                                4,024
===================================================================================================================================
New Mexico--1.0%         B+      Ba3      2,500     Farmington, New Mexico, PCR, Refunding (Tucson Electric
                                                    Power Co.--San Juan Project), Series A, 6.95% due 10/01/2020              2,549
===================================================================================================================================
New York--2.0%           NR*     NR*        510     New York City, New York, City IDA, Civic Facility Revenue Bonds,
                                                    Series C, 6.80% due 6/01/2028                                               524
                         BBB-    Ba2      2,400     New York City, New York, City IDA, Special Facility Revenue Bonds
                                                    (British Airways PLC Project), AMT, 7.625% due 12/01/2032                 1,998
                         BBB     Baa3       700     Utica, New York, GO, Public Improvement, 9.25% due 8/15/2003                709
                         NR*     NR*      1,575     Westchester County, New York, IDA, Continuing Care Retirement,
                                                    Mortgage Revenue Bonds (Kendal on Hudson Project), Series A,
                                                    6.50% due 1/01/2034                                                       1,576
===================================================================================================================================
North Carolina--         NR*     NR*      2,400     North Carolina Medical Care Commission, Health Care Facilities,
1.1%                                                First Mortgage Revenue Refunding Bonds (Presbyterian Homes
                                                    Project), 7% due 10/01/2031                                               2,619
===================================================================================================================================
Ohio--0.8%               B-      Caa2     3,365     Cleveland, Ohio, Airport Special, Revenue Refunding Bonds
                                                    (Continental Airlines Inc. Project), AMT, 5.70% due 12/01/2019            1,987
===================================================================================================================================
Oklahoma--0.1%           CCC     Caa2       580     Tulsa, Oklahoma, Municipal Airport Trust, Revenue Refunding Bonds
                                                    (AMR), AMT, Series A, 5.80% due 6/01/2035                                   360
===================================================================================================================================
Oregon--2.5%                                        Western Generation Agency, Oregon, Cogeneration Project Revenue
                                                    Bonds (Wauna Cogeneration Project):
                         NR*     NR*      1,440       AMT, Series B, 7.40% due 1/01/2016                                      1,354
                         NR*     NR*        700       Series A, 7.125% due 1/01/2021                                            622
                         B       NR*      3,955     Yamhill County, Oregon, PCR, Refunding (Smurfit Newsprint
                                                    Corporation Project), 8% due 12/01/2003                                   4,006
===================================================================================================================================
Pennsylvania--7.7%       NR*     Ba2      2,250     Lehigh County, Pennsylvania, General Purpose Authority, Revenue
                                                    Refunding Bonds (Kidspeace Obligation Group), 6% due 11/01/2023           2,141
                         NR*     NR*      3,250     Pennsylvania Economic Development Financing Authority, Exempt
                                                    Facilities Revenue Bonds (National Gypsum Company), AMT,
                                                    Series A, 6.25% due 11/01/2027                                            3,031
                         NR*     Ba1      2,270     Philadelphia, Pennsylvania, Authority for IDR (Air Cargo), AMT,
                                                    Series A, 7.50% due 1/01/2025                                             2,253
                         NR*     NR*      6,440     Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                                    Development, AMT, 7.75% due 12/01/2017                                    6,603
                         NR*     NR*      5,050     Philadelphia, Pennsylvania, Authority for Industrial Development,
                                                    Health Care Facility Revenue Refunding Bonds (Paul's Run),
                                                    Series A, 5.875% due 5/15/2028                                            4,680
===================================================================================================================================


                                      8 & 9

                                             MuniAssets Fund, Inc., May 31, 2003

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                          S&P    Moody's   Face
STATE                   Ratings  Ratings  Amount    Municipal Bonds                                                         Value
===================================================================================================================================
South Carolina--         BBB     NR*    $ 3,500     South Carolina Jobs, EDA, Economic Development Revenue Bonds
1.9%                                                (Westminster Presbyterian Center), 7.75% due 11/15/2030                $  3,998
                         BBB-    NR*        710     South Carolina Jobs, EDA, Revenue Bonds (Myrtle Beach Convention
                                                    Center), Series A, 6.625% due 4/01/2036                                     724
===================================================================================================================================
Texas--8.9%              BBB-    Baa3     1,000     Austin, Texas, Convention Center Revenue Bonds (Convention
                                                    Enterprises Inc.), First Tier, Series A, 6.70% due 1/01/2028              1,043
                                                    Brazos River Authority, Texas, PCR, AMT, Refunding:
                         BBB     Baa2     2,550       (Texas Utility Company), Series A, 7.70% due 4/01/2033                  2,820
                         BBB     Baa2     4,080       (Utilities Electric Company), VRDN, Series B, 5.05%
                                                      due 6/01/2030 (d)                                                       4,188
                         BBB-    Ba1      1,680     Brazos River Authority, Texas, Revenue Refunding Bonds (Reliant
                                                    Energy Inc. Project), Series B, 7.75% due 12/01/2018                      1,802
                         A-      A3       2,900     Brazos River, Texas, Harbor Navigation District, Brazoria County
                                                    Environmental Revenue Refunding Bonds (Dow Chemical Company
                                                    Project), AMT, Series A-7, 6.625% due 5/15/2033                           3,041
                         CC      Caa2     1,160     Dallas-Fort Worth, Texas, International Airport Facility,
                                                    Improvement Corporation Revenue Refunding Bonds (American
                                                    Airlines), AMT, Series A, 5.95% due 5/01/2029                               813
                         A-      A3       2,400     Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                                    Semiconductor), AMT, 6.375% due 4/01/2027                                 2,517
                         BBB-    Ba1      3,190     Matagorda County, Texas, Navigation District Number 1 Revenue
                                                    Refunding Bonds (Reliant Energy Inc.), Series C, 8% due 5/01/2029         3,455
                         BB-     Ba3      1,860     Port Corpus Christi, Texas, Individual Development Corporation,
                                                    Environmental Facilities Revenue Bonds (Citgo Petroleum
                                                    Corporation Project), AMT, 8.25% due 11/01/2031                           1,891
===================================================================================================================================
Utah--0.7%               NR*     NR*      1,660     Carbon County, Utah, Solid Waste Disposal, Revenue Refunding
                                                    Bonds (Laidlaw Environmental), AMT, Series A, 7.45% due 7/01/2017         1,589
                         NR*     NR*      3,200     Tooele County, Utah, PCR, Refunding (Laidlaw Environmental), AMT,
                                                    Series A, 7.55% due 7/01/2027 (b)                                             0
===================================================================================================================================
Vermont--1.9%            NR*     NR*      4,285     Vermont Educational and Health Buildings Financing Agency,
                                                    Revenue Refunding Bonds (College of Saint Joseph Project), 8.50%
                                                    due 11/01/2024                                                            4,570
===================================================================================================================================
Virginia--6.1%           NR*     NR*      1,500     Dulles Town Center, Virginia, Community Development Authority,
                                                    Special Assessment Tax (Dulles Town Center Project), 6.25%
                                                    due 3/01/2026                                                             1,516
                                                    Pittsylvania County, Virginia, IDA, Revenue Refunding Bonds,
                                                    Exempt Facility, AMT, Series A:
                         NR*     NR*      3,700       7.50% due 1/01/2014                                                     3,690
                         NR*     NR*      1,000       7.55% due 1/01/2019                                                     1,001
                                                    Pocahontas Parkway Association, Virginia, Toll Road Revenue
                                                    Bonds, Capital Appreciation:
                         NR*     Ba1      6,200       First Tier, Sub-Series C, 6.25%** due 8/15/2032                           175
                         BB      NR*     48,400       Senior-Series B, 5.95%** due 8/15/2032                                  3,858
                                                    Pocahontas Parkway Association, Virginia, Toll Road Revenue
                                                    Bonds, First Tier, Sub-Series C:
                         NR*     Ba1      5,500       6.25%** due 8/15/2027                                                     286
                         NR*     Ba1      9,000       6.25%** due 8/15/2035                                                     176
                         BB      NR*     48,400     Pocahontas Parkway Association, Virginia, Toll Road Revenue
                                                    Bonds, Senior-Series B, 5.95%** due 8/15/2031                             4,207
===================================================================================================================================
Washington--0.9%         NR*     NR*      2,900     Port Seattle, Washington, Special Facilities Revenue Bonds
                                                    (Northwest Airlines Project), AMT, 7.25% due 4/01/2030                    2,206
===================================================================================================================================
West Virginia--0.4%      B+      Ba3      1,320     Princeton, West Virginia, Hospital Revenue Refunding Bonds
                                                    (Community Hospital Association Inc. Project), 6% due 5/01/2019             995
===================================================================================================================================
Wisconsin--0.8%          NR*     NR*      1,855     Wisconsin State Health and Educational Facilities Authority
                                                    Revenue Bonds (New Castle Place Project), Series A, 7%
                                                    due 12/01/2031                                                            1,879
===================================================================================================================================
Wyoming--1.0%            BB+     Ba3      2,500     Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
                                                    (FMC Corporation Project), AMT, Series A, 7% due 6/01/2024                2,334
===================================================================================================================================
Virgin Islands--1.3%     BBB-    Baa3     3,000     Virgin Islands Government Refinery Facilities Revenue Bonds
                                                    (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                         3,061
===================================================================================================================================
                         Total Investments (Cost--$270,658)--97.9%                                                          238,627

                         Other Assets Less Liabilities--2.1%                                                                  5,044
                                                                                                                           --------
                         Net Assets--100.0%                                                                                $243,671
                                                                                                                           ========
===================================================================================================================================

(a)   AMBAC Insured.
(b)   Non-income producing security.
(c)   Prerefunded.
(d) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 2003.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
      Ratings of issues are not audited.

      See Notes to Financial Statements.

Quality Profile
(unaudited)

The quality ratings of securities in the Fund as of May 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                      Total Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................                   2.8%
A/A .....................................................                   4.0
BBB/Baa .................................................                  15.2
BB/Ba ...................................................                  20.1
B/B .....................................................                  10.0
CCC/Caa .................................................                   1.1
CC/Ca ...................................................                   1.1
NR (Not Rated) ..........................................                  45.7
--------------------------------------------------------------------------------


                                    10 & 11

                                             MuniAssets Fund, Inc., May 31, 2003

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                         As of May 31, 2003
================================================================================================================================
Assets:                  Investments, at value (identified cost--$270,657,871) .................                   $ 238,626,836
                         Cash ..................................................................                         533,918
                         Interest receivable ...................................................                       4,616,937
                         Prepaid expenses and other assets .....................................                          47,119
                                                                                                                   -------------
                         Total assets ..........................................................                     243,824,810
                                                                                                                   -------------
================================================================================================================================
Liabilities:             Payables:
                           Investment adviser ..................................................    $   102,377
                           Other affiliates ....................................................            930          103,307
                                                                                                    -----------
                         Accrued expenses ......................................................                          50,168
                                                                                                                   -------------
                         Total liabilities .....................................................                         153,475
                                                                                                                   -------------
================================================================================================================================
Net Assets:              Net assets ............................................................                   $ 243,671,335
                                                                                                                   =============
================================================================================================================================
Capital:                 Common Stock, par value $.10 per share; 200,000,000 shares authorized;
                         20,399,713 shares issued and outstanding ..............................                   $   2,039,971
                         Paid-in capital in excess of par ......................................                     298,206,655
                         Undistributed investment income--net ..................................    $ 2,310,171
                         Accumulated realized capital losses on investments--net ...............    (26,854,427)
                         Unrealized depreciation on investments--net ...........................    (32,031,035)
                                                                                                    -----------
                         Total accumulated losses--net .........................................                     (56,575,291)
                                                                                                                   -------------
                         Total capital--Equivalent to $11.94 net asset value per share of Common
                         Stock (market price--$11.91) ..........................................                   $ 243,671,335
                                                                                                                   =============
================================================================================================================================

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                         For the Year Ended May 31, 2003
===============================================================================================================
Investment               Interest .............................................                    $ 18,452,086
Income:                  Dividends ............................................                              23
                                                                                                   ------------
                         Total income .........................................                      18,452,109
                                                                                                   ------------
===============================================================================================================
Expenses:                Investment advisory fees .............................    $ 1,345,132
                         Professional fees ....................................        301,471
                         Accounting services ..................................         87,147
                         Transfer agent fees ..................................         46,611
                         Directors' fees and expenses .........................         32,587
                         Printing and shareholder reports .....................         22,553
                         Listing fees .........................................         19,565
                         Pricing fees .........................................         18,298
                         Custodian fees .......................................         13,929
                         Other ................................................         14,674
                                                                                   -----------
                         Total expenses before reimbursement ..................      1,901,967
                         Reimbursement of expenses ............................             (4)
                                                                                   -----------
                         Total expenses after reimbursement ...................                       1,901,963
                                                                                                   ------------
                         Investment income--net ...............................                      16,550,146
                                                                                                   ------------
===============================================================================================================
Realized &               Realized loss on investments--net ....................                      (1,335,494)
Unrealized Loss          Change in unrealized depreciation on investments--net                      (11,629,623)
On Investments -- Net:                                                                             ------------
                         Total realized and unrealized loss on investments--net                     (12,965,117)
                                                                                                   ------------
                         Net Increase in Net Assets Resulting from Operations .                    $  3,585,029
                                                                                                   ============
===============================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              For the Year Ended May 31,
                                                                                           -------------------------------
                   Increase (Decrease) in Net Assets:                                            2003             2002
==========================================================================================================================
Operations:        Investment income--net .............................................    $  16,550,146     $  12,477,375
                   Realized loss on investments--net ..................................       (1,335,494)       (9,698,526)
                   Change in unrealized depreciation on investments--net ..............      (11,629,623)        2,834,098
                                                                                           -------------     -------------
                   Net increase in net assets resulting from operations ...............        3,585,029         5,612,947
                                                                                           -------------     -------------
==========================================================================================================================
Dividends to       Dividends to shareholders from investment income--net ..............      (15,839,986)      (11,774,839)
Shareholders:                                                                              -------------     -------------
==========================================================================================================================
Common Stock       Proceeds from issuance of Common Stock resulting from reorganization               --       125,685,331
Transactions:      Value of shares issued to Common Stock shareholders in
                   reinvestment of dividends ..........................................          776,585           177,783
                                                                                           -------------     -------------
                   Net increase in net assets derived from capital share transaction ..          776,585       125,863,114
                                                                                           -------------     -------------
==========================================================================================================================
Net Assets:
                   Total increase (decrease) in net assets ............................      (11,478,372)      119,701,222
                   Beginning of year ..................................................      255,149,707       135,448,485
                                                                                           -------------     -------------
                   End of year* .......................................................    $ 243,671,335     $ 255,149,707
                                                                                           =============     =============
==========================================================================================================================
                 * Undistributed investment income--net ...............................    $   2,310,171     $   1,758,088
                                                                                           =============     =============
==========================================================================================================================

      See Notes to Financial Statements.


                                    12 & 13

                                             MuniAssets Fund, Inc., May 31, 2003

FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have
                    been derived from information provided in
                    the financial statements.                                         For the Year Ended May 31,
                                                                    ---------------------------------------------------------------
                    Increase (Decrease) in Net Asset Value:            2003         2002         2001         2000           1999
===================================================================================================================================
Per Share           Net asset value, beginning of year .........    $   12.55    $   12.96    $   12.76    $   14.46      $   14.77
Operating                                                           ---------    ---------    ---------    ---------      ---------
Performance:          Investment income--net ...................          .81+         .79          .83          .80            .83
                      Realized and unrealized gain (loss) on
                      investments--net .........................         (.64)        (.41)         .19        (1.69)          (.32)
                                                                    ---------    ---------    ---------    ---------      ---------
                    Total from investment operations ...........          .17          .38         1.02         (.89)           .51
                                                                    ---------    ---------    ---------    ---------      ---------
                    Less dividends from investment income--net .         (.78)        (.79)        (.82)        (.81)          (.82)
                                                                    ---------    ---------    ---------    ---------      ---------
                    Net asset value, end of year ...............    $   11.94    $   12.55    $   12.96    $   12.76      $   14.46
                                                                    =========    =========    =========    =========      =========
                    Market price per share, end of year ........    $   11.91    $   11.66    $   13.00    $ 11.1875      $   13.00
                                                                    =========    =========    =========    =========      =========
===================================================================================================================================
Total Investment    Based on net asset value per share .........         1.61%        3.30%        8.58%       (5.45%)         3.74%
Return:*                                                            =========    =========    =========    =========      =========
                    Based on market price per share ............         9.09%       (4.32%)      24.22%       (7.79%)          .19%
                                                                    =========    =========    =========    =========      =========
===================================================================================================================================
Average             Expenses, net of reimbursement and excluding
Net Assets:         reorganization expenses ....................          .78%         .74%         .76%         .74%           .72%
                                                                    =========    =========    =========    =========      =========
                    Expenses, excluding reorganization expenses           .78%         .74%         .76%         .74%           .72%
                                                                    =========    =========    =========    =========      =========
                    Expenses ...................................          .78%         .83%         .76%         .74%           .72%
                                                                    =========    =========    =========    =========      =========
                    Investment income--net .....................         6.76%        6.16%        6.44%        5.96%          5.66%
                                                                    =========    =========    =========    =========      =========
===================================================================================================================================
Supplemental        Net assets, end of year (in thousands) .....    $ 243,671    $ 255,150    $ 135,448    $ 133,065      $ 150,883
Data:                                                               =========    =========    =========    =========      =========
                    Portfolio turnover .........................        26.98%       20.07%       17.11%       32.38%         40.57%
                                                                    =========    =========    =========    =========      =========
===================================================================================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniAssets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.


                                    14 & 15

                                             MuniAssets Fund, Inc., May 31, 2003

NOTES TO FINANCIAL STATEMENTS (concluded)

o Forward interest rate swaps -- The Fund is authorized to enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $158,077 has been reclassified between undistributed net investment income and accumulated realized capital losses. This reclassification has no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..55% based upon the average weekly value of the Fund's net assets. For the year ended May 31, 2003, FAM reimbursed the Fund in the amount of $4.

For the year ended May 31, 2003, the Fund reimbursed FAM $5,493 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2003, were $64,838,286 and $64,959,936, respectively.

Net realized losses for the year ended May 31, 2003 and net unrealized losses as of May 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                               Realized             Unrealized
                                                Losses                Losses
--------------------------------------------------------------------------------
Long-term investments ..............         $ (1,335,494)         $(32,031,035)
                                             ------------          ------------
Total ..............................         $ (1,335,494)         $(32,031,035)
                                             ============          ============
--------------------------------------------------------------------------------

As of May 31, 2003, net unrealized depreciation for Federal income tax purposes aggregated $31,868,037, of which $10,161,269 related to appreciated securities and $42,029,306 related to depreciated securities. The aggregate cost of investments at May 31, 2003 for Federal income tax purposes was $270,494,873.

4. Common Stock Transactions:

At May 31, 2003, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 200,000,000 shares were authorized. Shares issued and outstanding during the year ended May 31, 2003 increased by 65,803 as a result of dividend reinvestment and during the year ended May 31, 2002 increased by 9,866,013 as a result of reorganization and 13,538 as a result of dividend reinvestment.

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.065000 per share on June 27, 2003 to shareholders of record on June 16, 2003.

The tax character of distributions paid during the fiscal years ended May 31, 2003 and May 31, 2002 was as follows:

--------------------------------------------------------------------------------
                                                  5/31/2003           5/31/2002
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................         $15,839,986         $11,774,839
                                                 -----------         -----------
Total distributions ....................         $15,839,986         $11,774,839
                                                 ===========         ===========
--------------------------------------------------------------------------------

As of May 31, 2003, the components of accumulated losses on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed tax-exempt income--net ..................          $  2,147,172
Undistributed ordinary income--net ....................               104,841
                                                                 ------------
Total undistributed earnings--net .....................             2,252,013
Capital loss carryforward .............................           (23,159,946)*
Unrealized losses--net ................................           (35,667,358)**
                                                                 ------------
Total accumulated losses--net .........................          $(56,575,291)
                                                                 ============
--------------------------------------------------------------------------------

* On May 31, 2003, the Fund had a net capital loss carryforward of $23,159,946, of which $1,047,086 expires in 2004; $2,052,069 expires in
      2007; $6,860,553 expires in 2008; $3,487,083 expires in 2009; $2,260,830 expires in 2010 and $7,452,325 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on straddles, book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, and the deferral of post-October capital losses for tax purposes.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of MuniAssets Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniAssets Fund, Inc. as of May 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniAssets Fund, Inc. as of May 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
July 8, 2003


                                     16 & 17

                                             MuniAssets Fund, Inc., May 31, 2003

AUTOMATIC DIVIDEND REINVESTMENT PLAN

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by Federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.


                                    18 & 19

                                             MuniAssets Fund, Inc., May 31, 2003

OFFICERS AND DIRECTORS

                                                                                                         Number of
                                                                                                       Portfolios in   Other Public
                                   Position(s) Length                                                   Fund Complex   Directorships
                                       Held    of Time                                                  Overseen by       Held by
Name                Address & Age   with Fund  Served   Principal Occupation(s) During Past 5 Years       Director       Director
====================================================================================================================================
        Interested Director
====================================================================================================================================
Terry K. Glenn*     P.O. Box 9011   President  1999 to  President and Chairman of Merrill Lynch          114 Funds         None
                    Princeton, NJ   and        present  Investment Managers, L.P. ("MLIM")/Fund Asset  159 Portfolios
                    08543-9011      Director   and      Management, L.P. ("FAM")--Advised Funds since
                    Age: 62                    1993 to  1999; Chairman (Americas Region) of MLIM from
                                               present  2000 to 2002; Executive Vice President of
                                                        MLIM and FAM (which terms as used herein
                                                        include their corporate predecessors) from
                                                        1983 to 2002; President of FAM Distributors,
                                                        Inc. ("FAMD") from 1986 to 2002 and Director
                                                        thereof from 1991 to 2002; Executive Vice
                                                        President and Director of Princeton Services,
                                                        Inc. ("Princeton Services") from 1993 to
                                                        2002; President of Princeton Administrators,
                                                        L.P. from 1989 to 2002; Director of Financial
                                                        Data Services, Inc. from 1985 to 2002.
                  ==================================================================================================================
                  * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which
                    FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment
                    Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services, and Princeton
                    Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.
====================================================================================================================================
                                                                                                        Number of
                                                                                                       Portfolios in   Other Public
                                   Position(s) Length                                                  Fund Complex    Directorships
                                       Held    of Time                                                  Overseen by       Held by
Name                Address & Age   with Fund  Served*  Principal Occupation(s) During Past 5 Years      Director        Director
====================================================================================================================================
        Independent Directors
====================================================================================================================================
James H. Bodurtha   P.O. Box 9095   Director   2002 to  Director and Executive Vice President, The       40 Funds          None
                    Princeton, NJ              present  China Business Group, Inc. since 1995;         59 Portfolios
                    08543-9095                          Chairman, Berkshire Holding Corporation
                    Age: 59                             since 1982.
====================================================================================================================================
Joe Grills          P.O. Box 9095   Director   1994 to  Member of the Committee of Investment of          40 Funds     Kimco
                    Princeton, NJ              present  Employee Benefit Assets of the Association of  59 Portfolios   Realty
                    08543-9095                          Financial Professionals ("CIEBA") since 1986                   Corporation
                    Age: 68                             and its Chairman from 1991 to 1992; Member of
                                                        the Investment Advisory Committees of the
                                                        State of New York Common Retirement Fund
                                                        since 1989; Member of the Investment Advisory
                                                        Committee of the Howard Hughes Medical
                                                        Institute from 1997 to Director, Duke
                                                        Management Company since 1992 and Vice
                                                        Chairman thereof since 1998; Director,
                                                        LaSalle Street Fund from 1995 to 2001;
                                                        Director, Kimco Realty Corporation since
                                                        1997; Member of the Investment Advisory
                                                        Committee of the Virginia Retirement System
                                                        since 1998 and Vice Chairman thereof since
                                                        2002; Director, Montpelier Foundation since
                                                        1998 and Vice Chairman thereof since 2000;
                                                        Member of the Investment Committee of the
                                                        Woodberry Forest School since 2000; Member of
                                                        the Investment Committee of the National
                                                        Trust for Historic Preservation since 2000.
====================================================================================================================================
Herbert I. London   P.O. Box 9095   Director   2002 to  John M. Olin Professor of Humanities, New        40 Funds          None
                    Princeton, NJ              present  York University since 1993 and Professor       59 Portfolios
                    08543-9095                          thereof since 1980; President of Hudson
                    Age: 64                             Institute since 1997 and Trustee thereof
                                                        since 1980.
====================================================================================================================================
Andre F. Perold     P.O. Box 9095   Director   2002 to  George Gund Professor of Finance and Banking,    40 Funds          None
                    Princeton, NJ              present  Harvard Business School since 2000 and a       59 Portfolios
                    08543-9095                          member of the faculty since 1979; Director
                    Age: 51                             and Chairman of the Board, UNX, Inc. since
                                                        2003; Director, Stockback.com from 2002 to
                                                        2002; Director, Sanlam Limited and Sanlam
                                                        Life since 2001; Director, Genbel Securities
                                                        and Gensec Bank since 1999; Director,
                                                        Bulldogresearch.com from 2000 to 2001;
                                                        Director, Sanlam Investment Management from
                                                        1999 to 2001; Director, Quantec Limited from
                                                        1991 to 1999.
====================================================================================================================================
Roberta Cooper      P.O. Box 9095   Director   2002 to  Shareholder, Modrall, Sperling, Roehl, Harris    40 Funds          None
Ramo                Princeton, NJ              present  & Sisk, P.A. since 1993; Director of           59 Portfolios
                    08543-9095                          Cooper's, Inc. since 1999 and Chairman of the
                    Age: 60                             Board since 2000; Director of ECMC, Inc.
                                                        since 2001.
====================================================================================================================================
Robert S. Salomon,  P.O. Box 9095   Director   1996 to  Principal of STI Management since 1994;          40 Funds          None
Jr.                 Princeton, NJ              present  Trustee of Commonfund from 1980 to 2001;       59 Portfolios
                    08543-9095                          Director of Rye Country Day School since
                    Age: 66                             2001.
====================================================================================================================================
Stephen B.          P.O. Box 9095   Director   1993 to  Chairman, Fernwood Advisors (investment          40 Funds          None
Swensrud            Princeton, NJ              present  adviser) since 1996; Principal of Fernwood     59 Portfolios
                    08543-9095                          Associates (financial consultant) since 1975;
                    Age: 69                             Chairman of RPP Corporation since 1978;
                                                        Director, International Mobile
                                                        Communications, Inc. since 1998.
                  ==================================================================================================================
                  * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December
                    31 of the year in which they turn 72.
====================================================================================================================================


                                    20 & 21

                                             MuniAssets Fund, Inc., May 31, 2003

====================================================================================================================================
                                                       Position(s) Length
                                                           Held    of Time
Name                      Address & Age                 with Fund  Served*    Principal Occupation(s) During Past 5 Years
====================================================================================================================================
        Fund Officers
====================================================================================================================================
Donald C. Burke           P.O. Box 9011                 Vice       1993 to    First Vice President of FAM and MLIM since 1997 and
                          Princeton, NJ 08543-9011      President  present    Treasurer thereof since 1999; Senior Vice
                          Age: 42                       and        and        President and Treasurer of Princeton Services since
                                                        Treasurer  1999 to    1999; Vice President of FAMD since 1999; Director of
                                                                   present    MLIM Taxation since 1990.
====================================================================================================================================
Kenneth A. Jacob          P.O. Box 9011                 Senior     2002 to    Managing Director of MLIM since 2000 and Director
                          Princeton, NJ 08543-9011      Vice       present    (Municipal Tax-Exempt Fund Management) of MLIM from
                          Age: 52                       President             1997 to 2000.
====================================================================================================================================
John M. Loffredo          P.O. Box 9011                 Senior     2002 to    Managing Director of MLIM since 2000 and Director
                          Princeton, NJ 08543-9011      Vice       present    (Municipal Tax-Exempt Fund Management) of MLIM from
                          Age: 39                       President             1998 to 2000.
====================================================================================================================================
Theodore R. Jaeckel Jr.   P.O. Box 9011                 Vice       1994 to    Director (Municipal Tax-Exempt Fund Management) of
                          Princeton, NJ 08543-9011      President  present    MLIM since 2000; Vice President of MLIM from
                          Age: 43                                             1994 to 2000.
====================================================================================================================================
Brian D. Stewart          P.O. Box 9011                 Secretary  2003 to    Vice President  of MLIM since 2002; Attorney with Reed
                          Princeton, NJ 08543-9011                 present    Smith from 2001 to 2002; Attorney with Saul Ewing from
                          Age: 34                                             1999 to 2001.
                  ==================================================================================================================
                  * Officers of the Fund serve at the pleasure of the Board of Directors.
====================================================================================================================================

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street, 22W
New York, NY 10286

NYSE Symbol

MUA

[LOGO] Merrill Lynch Investment Managers

MuniAssets Fund, Inc. seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of medium-to-lower grade or unrated municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniAssets Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

MuniAssets Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #16716--5/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15,
         2003)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15, 2003)

Item 4 - Disclose annually only (not answered until December 15, 2003)

      (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

      (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

      (e)(2) Disclose the percentage of services described in each of paragraphs
             (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

      (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

      (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

      (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.

      Proxy Voting Policies and Procedures

      Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

      In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

      The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

      To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

      The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

      In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties.

      In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

      The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

      Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniAssets Fund, Inc.


By: /s/ Terry K. Glenn
    ----------------------------
    Terry K. Glenn,
    President of
    MuniAssets Fund, Inc.

Date: July 23, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Terry K. Glenn
    ----------------------------
    Terry K. Glenn,
    President of
    MuniAssets Fund, Inc.

Date: July 23, 2003

By: /s/ Donald C. Burke
    ----------------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniAssets Fund, Inc.

Date: July 23, 2003

Attached hereto as a furnished exhibit are the certifications pursuant to
Section 906 of the Sarbanes-Oxley Act.